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                                                                                                                        EXHIBIT 99.2

                                                         Avon Products, Inc.

                                          Restatement of 2000 Quarterly Segment Information
                                                             (Unaudited)

                                                                                                           Fourth
                                                                                                           Quarter        Full Year
                               First Quarter 2000      Second Quarter 2000       Third Quarter 2000         2000            2000
                             ---------------------    ---------------------     ----------------------   -----------     ----------
                                As           As          As           As           As            As        Reported        Reported
                             Reported     Restated    Reported     Restated     Reported      Restated     w/ SAB101       w/ SAB101
                             --------     --------    --------     --------     --------      --------     ---------       ---------
Regional Sales
  North America:
    U.S.                     $  453.1   $  452.1    $  456.2     $  455.3     $  425.7      $  421.2      $  566.3        $1,894.9
    Other                        59.6       58.7        58.5         58.6         58.4          57.1          78.6           253.0
                             --------   --------    --------     --------     --------      --------      --------        --------
Total North America             512.7      510.8       514.7        513.9        484.1         478.3         644.9         2,147.9

  International:
    Latin America North         193.7      188.3       211.5        213.8        212.1         212.5         234.2           848.8
    Latin America South         221.8      215.4       246.1        247.8        255.9         254.8         274.0           992.0
    Europe                      205.4      202.2       207.5        208.1        195.2         194.7         280.6           885.6
    Pacific                     191.3      190.0       198.3        199.0        195.4         195.7         214.7           799.4
                             --------   --------    --------     --------     --------      --------      --------        --------
Total International             812.2      795.9       863.4        868.7        858.6         857.7       1,003.5         3,525.8
                             --------   --------    --------     --------     --------      --------      --------        --------
  Consolidated               $1,324.9   $1,306.7    $1,378.1     $1,382.6     $1,342.7      $1,336.0      $1,648.4        $5,673.7
                             ========   ========    ========     ========     ========      ========      ========        ========
Regional Operating Profit
  North America:
    U.S.                     $   81.5   $   81.1    $   96.6     $   96.2     $   61.7      $   61.1      $  105.1        $  343.5
    Other                         5.0        4.8         6.7          6.6          4.6           4.4           8.9            24.7
                             --------   --------    --------     --------     --------      --------      --------        --------
Total North America              86.5       85.9       103.3        102.8         66.3          65.5         114.0           368.2

  International:
    Latin America North          42.1       39.9        56.4         57.3         51.9          52.1          65.9           215.2
    Latin America South          32.0       29.9        50.9         50.9         54.6          53.9          65.6           200.3
    Europe                       21.8       20.6        35.8         35.8         21.9          22.1          51.0           129.5
    Pacific                      22.9       22.4        29.4         29.6         26.7          26.8          39.0           117.8
                             --------   --------    --------     --------     --------      --------      --------        --------
Total International             118.8      112.8       172.5        173.6        155.1         154.9         221.5           662.8
  Total from operations         205.3      198.7       275.8        276.4        221.4         220.4         335.5         1,031.0
  Global expenses               (60.9)     (60.9)      (56.0)       (56.0)       (51.8)        (51.8)        (73.6)         (242.3)
                             --------   --------    --------     --------     --------      --------      --------        --------
  Consolidated               $  144.4   $  137.8    $  219.8     $  220.4     $  169.6      $  168.6      $  261.9        $  788.7
                             ========   ========    ========     ========     ========      ========      ========        ========
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